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                                                                   EXHIBIT 10.11

                            STOCK OPTION AGREEMENT
                                      OF
                               ASD SYSTEMS, INC.

     STOCK OPTION AGREEMENT (this "Agreement") entered into this 10th day of February, 1999, between ASD SYSTEMS, INC., a Texas corporation (the "Corporation"), and PAUL M. JENNINGS, (the "Optionee," which term as used herein shall be deemed to include any successor to the Optionee by will or by the laws of descent and distribution, unless the context shall otherwise require).

     The Corporation, acting through its Board of Directors, approved the issuance to the Optionee, effective as of the date set forth above, of a nonqualified stock option to purchase up to an aggregate of 957,500 shares of the Series B common stock, par value $.0001, of the Corporation (the "Common Stock"), at an exercise price of $1.00 per share (the "Option Price"), which represents not less than 100% of the fair market value of a share of Common Stock as determined by the Board of Directors, upon the terms and conditions hereinafter set forth. Optionee acknowledges that the Series B Common Stock is nonvoting.

     NOW, THEREFORE, in consideration of the mutual premises and undertakings hereinafter set forth, the parties hereto agree as follows:

     1.  Option; Option Price.  On behalf of the Corporation, the Board hereby
         --------------------
grants as of the date of this Agreement to the Optionee the option (the "Option") to purchase, subject to the terms and conditions of this Agreement 957,500 shares of the Series B Common Stock of the Corporation at an exercise price per share equal to the Option Price.

     2.  Term. The term (the "Option Term") of the Option shall commence on the
         ----
date of this Agreement and shall terminate on       , 2004 unless such Option
shall theretofore have been terminated in accordance with the terms hereof.

     3.  Vesting; Change of Control; Restrictions on Exercise.
         ----------------------------------------------------

     (a) Subject to the provisions of Sections 5 and 8 hereof, the Option granted hereunder shall become fully vested and immediately exercisable on the date hereof.

     (b) Subject to the provisions of Sections 5 and 8 hereof, the shares as to which the Option is exercisable may be purchased at any time prior to the expiration or termination of the Option.

     4.  Termination of Option.
         ---------------------

     (a) The unexercised portion of the Option (whether or not vested) shall automatically and without notice terminate and become null and void at the time of the earliest to occur of:

          (i) one hundred eighty (180) days after the date that the Optionee ceases to be a Director by reason of death; or
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         (ii)  the expiration date of the term of the Option.

     5.  Procedure for Exercise.
         ----------------------

     (a) Subject to the requirements of Section 8, the Option may be exercised, from time to time, in whole or in part (but for the purchase of a whole number of shares only), by delivery of a written notice (the "Notice") from the Optionee to the Secretary of the Corporation, which Notice shall:

         (i)   state that the Optionee elects to exercise the Option;

         (ii) state the number of shares with respect to which the Option is being exercised (the "Optioned Shares");

         (iii) state the date upon which the Optionee desires to consummate the purchase of the Optioned Shares (which date must be prior to the termination of such Option and no later than thirty (30) days after the date of receipt of such Notice);

         (iv)  include any representations of the Optionee required under
     Section 8(c); and

         (v) if the Option shall be exercised pursuant to Section 10 by any person other than the Optionee, include evidence to the satisfaction of the Board of the right of such person to exercise the Option.

     (b) Payment of the Option Price for the Optioned Shares shall be made in U.S. dollars by personal check, bank draft or money order payable to the order of the Corporation or by wire transfer.

     (c) The Corporation shall issue a stock certificate in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of Section 10) for the Optioned Shares as soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such shares.

     6.  No Rights as a Stockholder.  The Optionee Shall Have No Rights As A
         --------------------------
stockholder of the Corporation with respect to any Optioned Shares until the date the Optionee or his nominee (which, for purposes of this Agreement, shall include any third party agent selected by the Board to hold such Option Shares on behalf of the Optionee), guardian or legal representative is the holder of record of such Optioned Shares.

     7.  Adjustments.
         -----------

     (a) If at any time while the Option is outstanding, there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock through the declaration of a stock dividend, stock split, combination of shares or through any recapitalization resulting in a stock split-up, spin-off, combination or exchange of shares of Common Stock, then and in each such event appropriate adjustment shall be made in the number of shares and the exercise price per share covered by the Option, so that the same proportion of the Corporation's issued and

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outstanding shares of Common Stock shall remain subject to purchase at the same aggregate exercise price.

     (b) Except as otherwise expressly provided herein, the issuance by the Corporation of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with a direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of shares of Common Stock covered by the Option.

     (c) Without limiting the generality of the foregoing, the existence of the Option shall not affect in any manner the right or power of the Corporation to make, authorize or consummate (i) any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business; (ii) any merger or consolidation of the Corporation; (iii) any issue by the Corporation of debt securities, or preferred or preference stock that would rank above the shares of Common Stock covered by the Option; (iv) the dissolution or liquidation of the Corporation; (v) any sale, transfer or assignment of all or any part of the assets or business of the Corporation; or
(vi) any other corporate act or proceeding, whether of a similar character or otherwise.

     8.  Additional Provisions Related to Exercise.
         -----------------------------------------

     (a) The Option shall be exercisable only in accordance with this Agreement, including the provisions regarding the period when the Option may be exercised and the number of shares of Common Stock that may be acquired upon exercise.

     (b) The Option may not be exercised as to less than one hundred (100) shares of Common Stock at any one time unless less than one hundred (100) shares of Common Stock remain to be purchased upon the exercise of the Option.

     (c) To exercise the Option, the Optionee shall follow the provisions of
Section 5 hereof. Upon the exercise of the Option at a time when there is not in effect a registration statement under the Securities Act of 1933, as amended (the "Securities Act") relating to the shares of Common Stock issuable upon exercise of the Option, the Board in its discretion may, as a condition to the exercise of the Option, require the Optionee (i) to represent in writing that the shares of Common Stock received upon exercise of the Option are being acquired for investment and not with a view to distribution and (ii) to make such other representations and warranties as are deemed appropriate by counsel to the Corporation or any underwriters or prospective underwriters (including lock-up options). No Option may be exercised and no shares of Common Stock shall be issued and delivered upon the exercise of the Option unless and until the Corporation and/or the Optionee shall have complied with all applicable federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     (d) Stock certificates representing shares of Common Stock acquired upon the exercise of the Option that have not been registered under the Securities Act shall, if required by the Board, bear the following legend:

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         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
         REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED."

     (e) The exercise of each Option and the issuance of shares in connection with the exercise of an Option shall, in all cases, be subject to the satisfaction of withholding tax or other withholding liabilities.

     9.  Restriction on Transfer.  The Option may not be assigned or transferred
         -----------------------
except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code, and may be exercised during the lifetime of the Optionee only by the Optionee or the Optionee's guardian or legal representative or assignee pursuant to a qualified domestic relations order. If the Optionee dies, the Option shall thereafter be exercisable, during the period specified in Section 4(a)(ii), by his executors or administrators or by a person who acquired the right to exercise such option by bequest or inheritance to the full extent to which the Option was exercisable by the Optionee at the time of his death. The Option shall not be subject to execution, attachment or similar process. Any attempted assignment or transfer of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect.

     10. Notices.  All notices or other communications which are required or
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permitted hereunder shall be in writing and sufficient if (i) personally delivered, (ii) sent by nationally-recognized overnight courier or (iii) sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

         if to the Optionee, to the address set forth on the signature page hereto; and

         if to the Corporation, to:

               ASD Systems, Inc.
               3737 Grader Street
               Garland, Texas 75041
               Attention:  Norman Charney

or to such other address as the party to whom notice is to be given may have furnished to each other party in writing in accordance herewith. Any such communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) on the first Business Day (as hereinafter defined) after dispatch, if sent by nationally-recognized overnight courier and (iii) on the third Business Day following the date on which the piece of mail containing such communication is posted, if sent by mail. As used herein, "Business Day" means a day that is not a Saturday, Sunday or a day on which banking institutions in the city to which the notice or communication is to be sent are not required to be open.

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     11.  No Waiver.  No waiver of any breach or condition of this Agreement
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shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

     12.  Optionee Undertaking.  The Optionee hereby agrees to take whatever
          --------------------
additional actions and execute whatever additional documents the Corporation or its counsel may in their reasonable judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions imposed on the Optionee pursuant to the express provisions of this Agreement.

     13.  Modification of Rights.  The rights of the Optionee are subject to
          ----------------------
modification and termination in certain events as provided in this Agreement.

     14.  Governing Law.  This Agreement shall be governed by, and construed in
          -------------
accordance with, the laws of the State of Texas applicable to contracts made and to be wholly performed therein.

     15.  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     16.  Entire Agreement.  This Agreement constitute the entire agreement
          ----------------
between the parties with respect to the subject matter hereof, and supersede all previously written or oral negotiations, commitments, representations and agreements with respect thereto.

                              ASD SYSTEMS, INC.



                              By: /s/ Norman Charney
                              _________________________________________
                              Name:  Norman Charney
                              Title: President



                              OPTIONEE:

                              /s/ Paul M. Jennings
                              ____________________________________________
                              Paul M. Jennings

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

                              NOTICE OF EXERCISE
                                     under
                      NONQUALIFIED STOCK OPTION AGREEMENT
                      -----------------------------------


To:   ASD Systems, Inc. (the "Company")

From: ____________________

Date: ____________________

      Pursuant to the Nonqualified Stock Option Agreement (the "Agreement") between the Company and myself effective ___________, 1999, I hereby exercise my Option as follows:

     ------------------------------------------------------------------------------------------------------
     Number of shares of Common Stock I wish to purchase under the Option
     ------------------------------------------------------------------------------------------------------
     Exercise Price per share                                                            $
     ------------------------------------------------------------------------------------------------------
     Total Exercise Price                                                                $
     ------------------------------------------------------------------------------------------------------
     "Vested Portion" of Option (see definition in Section 5 of the Agreement)
     ------------------------------------------------------------------------------------------------------
     Number of shares I have previously purchased by exercising the Option
     ------------------------------------------------------------------------------------------------------
     Expiration Date of the Option
     ------------------------------------------------------------------------------------------------------

      I hereby represent, warrant, and covenant to the Company that:

      a. I am acquiring the Common Stock for my own account, for investment, and not for distribution or resale, and I will make no transfer of such Common Stock except in compliance with applicable federal and state securities laws and in accordance with the provisions of the Agreement.

      b. I can bear the economic risk of the investment in the Common Stock resulting from this exercise of the Option, including a total loss of my investment.

      c.   I am experienced in business and financial matters and am capable of
(i) evaluating the merits and risks of an investment in the Common Stock; (ii) making an informed investment decision regarding exercise of the Option; and
(iii) protecting my interests in connection therewith.

      I acknowledge that I must pay the exercise price in full and make appropriate arrangements for the payment of all federal, state and local tax withholdings due with respect to the Option exercised herein, before the stock certificate evidencing the shares of Common Stock resulting from this exercise of the Option will be issued to me.
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     Attached in full payment of the exercise price for the Option exercised
herein is (   ) a check made payable to the Company in the amount of
$____________.






                                    -------------------------------------------
                                    Paul Jennings

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